UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6180

Merrill Lynch Global Value Fund, Inc.

Address:  P.O. Box 9011
          Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Global Value Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/02

Date of reporting period: 01/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Global Value Fund, Inc.

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Global Value Fund, Inc.

Date: February 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Global Value Fund, Inc.

Date: February 24, 2003


By:    _/s/ Donald C. Burke________
       Chief Financial Officer of
       Merrill Lynch Global Value Fund, Inc.

Date: February 24, 2003


<ITEM 1>

(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
December 31, 2002


Merrill Lynch
Global Value Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL VALUE FUND, INC.


Portfolio Information
As of
December 31, 2002
(unaudited)


                                 Country of        Percent of
Ten Largest Equity Holdings      Origin            Net Assets

Suncor Energy, Inc.              Canada                4.9%
Danske Bank                      Denmark               4.5
ACE Limited                      United States         4.4
Kinder Morgan Management, LLC    United States         4.1
Allied Irish Banks PLC           Ireland               3.9
ALLTEL Corporation               United States         3.8
Canon, Inc.                      Japan                 2.9
Johnson & Johnson                United States         2.6
The AES Corporation              United States         2.4
Clear Channel
   Communications, Inc.          United States         2.3



                                                   Percent of
Five Largest Industries*                           Net Assets

Banks                                                 13.9%
Insurance                                             10.1
Oil & Gas                                              9.1
Diversified Financials                                 7.7
Diversified Telecommunication Services                 5.7


*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



Important Tax
Information
(unaudited)


All of the ordinary income distributions paid to shareholders of record on April 15, 2002, qualifies for the dividends received deductions for corporations.

Please retain this information for your records.



Merrill Lynch Global Value Fund, Inc., December 31, 2002


DEAR SHAREHOLDER


Fiscal Year in Review
For the 12-month period ended December 31, 2002, the Fund underperformed its unmanaged benchmark Morgan Stanley Capital International (MSCI) World Index as the Fund's Class A, Class B, Class C and Class D Shares had total returns of -24.87%, -25.72%, -25.73% and -25.11%, respectively, compared to the Index's total return of -19.89%. (References to markets of all countries/regions in this letter to shareholders correspond to those countries'/ regions' weightings in the MSCI World Index and are in U.S. dollar terms unless otherwise noted.)

All regions contributed to the poor performance of the MSCI World Index, with the markets in the United States, Europe and Japan down -24.02%, -32.66% and -19.38%, respectively. In U.S. dollar returns, the United States finished behind, as the appreciation of the euro and yen compared to the U.S. dollar raised Europe's and Japan's returns to -20.76% and -10.48%, respectively. The Fund did not fully benefit from the appreciation in the yen because of a partial hedge. However, we chose to remain unhedged compared to the euro, giving the portfolio a net benefit from currency for the year. Individual stock selection rather than region or sector allocation caused most of the Fund's underperformance compared to the benchmark.

The poor relative performance of the Fund in 2002 was mostly a result of three stocks, namely El Paso Corporation, The AES Corporation and Lattice Semiconductor Corporation. Despite much better performance compared to the Index in the final six months of 2002, the effect of these stocks was too large to be compensated for by our best performers, namely Allied Irish Banks PLC, Danske Bank and Nestle SA. At December 31, 2002, the Fund was more diversified with 68 stocks compared to 36 at the beginning of the year.


Investment Environment
Equity markets worldwide experienced their worst returns in many years with major markets declining 20% - 30% or more in local currency. This decline occurred for an unprecedented third year in a row. The decrease in equity markets has accelerated, with each year in the last three being worse than the one before. Market rallies during the year proved unsustainable. Hopes for a strong recovery dissipated as corporate profits grew only 5% for the year in the United States despite repeated interest rate cuts by the Federal Reserve Board. These hopes were replaced by fears of a double-dip recession in the United States, possibly accompanied by deflation. These apprehensions drove the market to its October lows, which we hope will represent the low for this bear market. Finally, Japan entered its fourth recession in the last 12 years, offering no help to a sluggish world economy.

The unease in the equity markets was the result of factors other than just a poor economy. First, the impact of Enron Corporation's bankruptcy was far greater than anyone could have imagined. The credit rating agencies increased both the level of scrutiny as well as credit rating standards. As a result, many companies found themselves unable to access the equity or credit markets as investors avoided potential liquidity crises. Second, after Enron, came WorldCom, Inc. in large part because of alleged corporate fraud. These scandals, and the potential inability of investors to rely on management's representations or the opinion of auditors, created an atmosphere of distrust. Investors predictably increased the return they demanded from equities (and therefore lowered the price/earnings multiple they were willing to pay). Finally, the threat of a military confrontation with Iraq further raised investors' anxiety levels, adding more uncertainty and another reason to pull money out of equities.

The news was not all bad, however, and as we enter this year we hold a cautiously optimistic view of the equity markets:

* Inflation remains low and quiescent, which allows for low interest rates.

* In addition to low long-term interest rates, the Federal Reserve Board lowered short-term interest rates to stimulate demand and reduce pressure on asset values.

* Excess inventory was absorbed and companies reduced their costs.

* The economy in the United States actually grew 2.5% in 2002 and it is currently believed that it is likely to grow near that level in 2003.

* Substantial progress was made in reducing, if not eliminating, the excesses of the Internet bubble. Unfortunately, of course, the decline in the stock market is part of this process.

* The consumer was strong in 2002. In 2003, the consumer may not be nearly as positive an influence, but currently is still spending, giving the rest of the economy more time to pick up steam.

Our constructive view on the equity markets does not dictate our investments. It does, however, provide color to our stock selection decisions. Our current positive view on the overall environment is making us more likely to acquire some investments with a wider risk-reward profile. Conversely, a negative view might, all things being equal, lead us to be more conservative in our stock selection. Nonetheless, we still choose stocks one-at-a-time on a bottom-up basis. A company's valuation and its long-term prospects are far more important than macro considerations in determining whether we purchase or sell any particular security.


Investment Strategy
Since the Fund's inception in 1996, we have had a strategy of making relatively concentrated investments in companies. Given the volatile environment during the past two years, we reduced the concentration of the portfolio in an effort to reduce volatility. We are likely to begin selectively increasing some smaller positions as we gain more confidence in the investment case or as attractive valuation opportunities occur.

Our goal continues to be finding better-than-average companies selling at a discount to what we believe they are currently worth. These companies typically have high returns on capital, a strong balance sheet, significant free cash flow, a good and defensible position with respect to their competition, management whose interests are aligned with their shareholders and some control over their own destiny from pricing power or cost-cutting opportunities. With this combination of characteristics, we believe these companies should increase in value each year, particularly when measured by the company's ability to generate excess cash flow.

Although we are cautiously optimistic about equity markets this year, this does not mean that we do not have reservations. Rather, we believe that valuations, the underlying fundamentals of companies and the economic environment, are sufficiently favorable to allow for expectations of positive returns. However, we anticipate the market to remain volatile, which may make it advisable to trade around core positions in some cases, in order to seek to lock in strong relative price movements while maintaining a long-term position in the stock. Long-term returns on stocks have been in the 8% - 9% range, and it appears that single digit equity market returns may well be the norm during the next few years.

We currently plan to maintain a somewhat conservative stance for the portfolio, only taking on a wider risk-reward profile if the valuation and specific fundamental situation warrant it, and then in a limited number of stocks. While the portfolio contains stocks with substantial appreciation potential and some exposure to a cyclical upturn in the economy, a majority of its holdings are in stocks we consider relatively more defensive in nature, either because they possess stable businesses or low valuations, or both. We also will continue to focus on strong generators of free cash flow, since we believe it is the ability to generate cash that ultimately dictates the long-term value of a business.



Merrill Lynch Global Value Fund, Inc., December 31, 2002


Kinder Morgan Management, LLC is an example of the type of stock we prefer to own. The company has produced a strong cash flow stream, which we believe will grow and that the market undervalues. As a master limited partnership, Kinder Morgan distributes the bulk of its cash flow to its holders. Its businesses are mostly involved in the distribution and transportation of natural gas and other bulk commodities. These businesses have little commodity exposure. Since the current yield is close to the long-term return available from owning stocks, we currently feel comfortable holding this investment.


In Conclusion
Despite the negative returns in the market over the past three years, we believe that the principles of investing we have used throughout the history of this Fund are as valid as ever, and we do not plan to deviate from them. We believe that the stage is set for better stock market returns and that we have positioned the Fund to benefit in the current environment.

We thank you for your continued support of Merrill Lynch Global
Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Walid Kassem)
Walid Kassem
Vice President and
Portfolio Manager



(William Patzer)
William Patzer
Vice President and
Portfolio Manager



February 5, 2003



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



PERFORMANCE DATA (unaudited)


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results

                                                6-Month         12-Month     Since Inception
As of December 31, 2002                       Total Return    Total Return     Total Return
ML Global Value Fund, Inc. Class A Shares*       -12.53%        -24.87%          +15.67%
ML Global Value Fund, Inc. Class B Shares*       -13.11         -25.72           + 8.52
ML Global Value Fund, Inc. Class C Shares*       -13.02         -25.73           + 8.53
ML Global Value Fund, Inc. Class D Shares*       -12.76         -25.11           +13.84
MSCI World Index**                               -12.14         -19.89           + 2.35

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception date is 11/01/96.
**This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United
States. Since inception total return is from 11/30/96.



Merrill Lynch Global Value Fund, Inc., December 31, 2002



PERFORMANCE DATA (unaudited) (concluded)


Total Return
Based on a $10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Global Value Fund, Inc++ Class A and Class B Shares* compared to a similar investment in Morgan Stanley Capital International World Index++++. Values illustrated are as follow:


ML Global Value Fund, Inc++
Class A Shares*

Date                              Value

11/1/1996**                     $ 9,475.00
December 1996                   $ 9,647.00
December 1997                   $11,963.00
December 1998                   $15,205.00
December 1999                   $16,792.00
December 2000                   $16,908.00
December 2001                   $14,585.00
December 2002                   $10,958.00


ML Global Value Fund, Inc++
Class B Shares*

Date                              Value

11/1/1996**                     $10,000.00
December 1996                   $10,166.00
December 1997                   $12,484.00
December 1998                   $15,700.00
December 1999                   $17,159.00
December 2000                   $17,109.00
December 2001                   $14,611.00
December 2002                   $10,853.00


Morgan Stanley Capital International World Index++++

Date                              Value

11/30/1996**                    $10,000.00
December 1996                   $ 9,838.00
December 1997                   $11,389.00
December 1998                   $14,161.00
December 1999                   $17,692.00
December 2000                   $15,360.00
December 2001                   $12,776.00
December 2002                   $10,235.00



A line graph illustrating the growth of a $10,000 investment in ML Global Value Fund, Inc++ Class C and Class D Shares* compared to a similar investment in Morgan Stanley Capital International World Index++++. Values illustrated are as follow:


ML Global Value Fund, Inc++
Class C Shares*

Date                              Value

11/1/1996**                     $10,000.00
December 1996                   $10,166.00
December 1997                   $12,484.00
December 1998                   $15,696.00
December 1999                   $17,154.00
December 2000                   $17,097.00
December 2001                   $14,613.00
December 2002                   $10,853.00


ML Global Value Fund, Inc++
Class D Shares*

Date                              Value

11/1/1996**                     $ 9,475.00
December 1996                   $ 9,644.00
December 1997                   $11,931.00
December 1998                   $15,119.00
December 1999                   $16,666.00
December 2000                   $16,731.00
December 2001                   $14,402.00
December 2002                   $10,786.00


Morgan Stanley Capital International World Index++++

Date                              Value

11/30/1996                      $10,000.00
December 1996                   $ 9,838.00
December 1997                   $11,389.00
December 1998                   $14,161.00
December 1999                   $17,692.00
December 2000                   $15,360.00
December 2001                   $12,776.00
December 2002                   $10,235.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Global Value Fund, Inc. invests primarily in equity securities of issuers located in various foreign countries and the United States.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States. The starting date for the Index in each of the graphs is from 11/30/96.

Past performance is not indicative of future results.



Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/02                   -24.87%        -28.81%
Five Years Ended 12/31/02                 - 1.74         - 2.79
Inception (11/01/96) through 12/31/02     + 2.39         + 1.50

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/02                   -25.72%        -28.68%
Five Years Ended 12/31/02                 - 2.76         - 3.06
Inception (11/01/96) through 12/31/02     + 1.34         + 1.34

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/02                   -25.73%        -26.47%
Five Years Ended 12/31/02                 - 2.76         - 2.76
Inception (11/01/96) through 12/31/02     + 1.34         + 1.34

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 12/31/02                   -25.11%        -29.04%
Five Years Ended 12/31/02                 - 2.00         - 3.05
Inception (11/01/96) through 12/31/02     + 2.12         + 1.24

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.





SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

NORTH                           Shares                                                                           Percent of
AMERICA       Industry+++        Held                 Investments                      Cost            Value     Net Assets
Canada        Oil & Gas        2,234,200   Suncor Energy, Inc.                    $   33,290,755    $   34,931,472     4.9%

                                           Total Investments in Canada                33,290,755        34,931,472      4.9


United        Aerospace &        110,600   General Dynamics Corporation                9,505,421         8,778,322      1.2
States        Defense             66,200   United Technologies Corporation             4,905,817         4,100,428      0.6
                                                                                  --------------    --------------   ------
                                                                                      14,411,238        12,878,750      1.8

              Airlines           151,200   ++Continental Airlines, Inc. (Class B)      3,019,843         1,096,200      0.1

              Banks              261,400   City National Corporation                  12,684,516        11,498,986      1.6
                                 146,900   Comerica Incorporated                       9,592,526         6,351,956      0.9
                                 360,500   SouthTrust Corporation                      9,326,585         8,936,795      1.2
                                                                                  --------------    --------------   ------
                                                                                      31,603,627        26,787,737      3.7

              Chemicals          206,500   E.I. du Pont de Nemours and Company         9,991,061         8,755,600      1.2

              Communications   1,275,200   ++Foundry Networks, Inc.                    9,209,878         8,977,408      1.2
              Equipment          234,280   Motorola, Inc.                              3,257,359         2,026,522      0.3
                                                                                  --------------    --------------   ------
                                                                                      12,467,237        11,003,930      1.5

              Computers &        384,818   Hewlett-Packard Company                     6,476,676         6,680,441      0.9
              Peripherals

              Diversified        308,700   ++Affiliated Managers Group, Inc.          18,625,706        15,527,610      2.2
              Financials          44,800   The Bear Stearns Companies Inc.             2,747,875         2,661,120      0.4
                                 367,200   Capital One Financial Corporation          16,957,854        10,913,184      1.5
                                 168,000   Citigroup Inc.                              7,784,404         5,911,920      0.8




Merrill Lynch Global Value Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

NORTH
AMERICA                         Shares                                                                           Percent of
(concluded)   Industry+++        Held                 Investments                      Cost            Value     Net Assets
United        Diversified         62,600   Fannie Mae                             $    3,985,654    $    4,027,058     0.6%
States        Financials         263,800   Freddie Mac                                17,017,631        15,577,390      2.2
(concluded)   (concluded)                                                         --------------    --------------   ------
                                                                                      67,119,124        54,618,282      7.7

              Diversified        527,200   ALLTEL Corporation                         28,559,040        26,887,200      3.8
              Telecommunication
              Services

              Electronic         278,448   Solectron Corp. (Preferred)                 5,690,751         3,257,842      0.5
              Equipment &
              Instruments

              Energy             189,980   ++Noble Corporation                         7,674,911         6,677,797      0.9
              Equipment &
              Service

              Food Products      312,200   ConAgra, Inc.                               7,285,454         7,808,122      1.1
                                 385,800   ++Dean Foods Company                       13,599,732        14,313,180      2.0
                                                                                  --------------    --------------   ------
                                                                                      20,885,186        22,121,302      3.1

              Gas Utilities      921,664   ++Kinder Morgan Management, LLC            29,293,309        29,115,366      4.1

              Health Care        326,400   Baxter International Inc.                   9,539,115         9,139,200      1.3
              Equipment &
              Supplies

              Health Care        132,000   ++WellChoice Inc.                           3,235,492         3,161,400      0.4
              Providers &
              Services

              Hotels,            146,400   Outback Steakhouse, Inc.                    4,424,121         5,042,016      0.7
              Restaurants &
              Leisure

              Household           39,350   Kimberly-Clark Corporation                  1,993,081         1,867,945      0.3
              Products

              Industrial         198,600   General Electric Company                    6,267,816         4,835,910      0.7
              Conglomerates

              Insurance        1,071,100   ACE Limited                                37,176,736        31,426,074      4.4
                                  85,000   MGIC Investment Corporation                 3,934,497         3,510,500      0.5
                                                                                  --------------    --------------   ------
                                                                                      41,111,233        34,936,574      4.9

              Machinery          113,400   Caterpillar Inc.                            6,689,801         5,184,648      0.7
                                 265,540   ++SPX Corporation                          11,309,845         9,944,473      1.4
                                                                                  --------------    --------------   ------
                                                                                      17,999,646        15,129,121      2.1

              Media              445,050   ++Clear Channel Communications, Inc.       19,027,715        16,595,915      2.3
                                  98,700   Gannett Co., Inc.                           7,600,596         7,086,660      1.0
                                 258,300   ++Viacom, Inc. (Class B)                   12,646,240        10,528,308      1.5
                                                                                  --------------    --------------   ------
                                                                                      39,274,551        34,210,883      4.8

              Multi-Utilities  5,613,157   ++The AES Corporation                      68,184,874        16,951,734      2.4
              & Unregulated
              Power

              Multiline Retail   358,400   J.C. Penney Company, Inc.                   7,689,448         8,246,784      1.2

              Pharmaceuticals    350,700   Johnson & Johnson                          14,765,248        18,836,097      2.6
                                 449,600   Pfizer Inc.                                16,332,579        13,744,272      1.9
                                  78,000   Pharmacia Corporation                       2,991,240         3,260,400      0.5
                                                                                  --------------    --------------   ------
                                                                                      34,089,067        35,840,769      5.0

              Semiconductor    1,785,938   ++Lattice Semiconductor Corporation        20,056,849        15,662,676      2.2
              Equipment &
              Products


              Software           639,700   Computer Associates International, Inc.    12,810,012         8,635,950      1.2

              Specialty Retail   371,000   ++Office Depot, Inc.                        5,784,703         5,475,960      0.8

                                           Total Investments in the United States    509,652,011       409,017,369     57.3


                                           Total Investments in North America        542,942,766       443,948,841     62.2


PACIFIC
BASIN/ASIA

Japan         Auto Components    948,800   TOYOTA INDUSTRIES CORPORATION              17,212,976        14,271,577      2.0

              Electronic          88,800   Murata Manufacturing Co., Ltd.              2,322,904         3,479,565      0.5
              Equipment &
              Instruments

              Insurance        3,283,000   Aioi Insurance Company, Limited            13,091,412         6,335,274      0.9
                                   1,350   Millea Holdings, Inc.                      14,270,411         9,715,177      1.4
                               2,081,360   Mitsui Marine and Fire Insurance
                                           Company, Ltd.                              12,312,357         9,576,326      1.3
                                                                                  --------------    --------------   ------
                                                                                      39,674,180        25,626,777      3.6

              Multiline Retail   153,000   Ito-Yokado Co., Ltd.                       12,343,629         4,512,514      0.6

              Office             545,000   Canon, Inc.                                11,689,495        20,528,777      2.9
              Electronics

                                           Total Investments in Japan                 83,243,184        68,419,210      9.6


South Korea   Diversified        168,000   KT Corporation (ADR)*                       3,494,803         3,620,400      0.5
              Telecommunication
              Services

                                           Total Investments in South Korea            3,494,803         3,620,400      0.5

                                           Total Investments in the Pacific
                                           Basin/Asia                                 86,737,987        72,039,610     10.1


WESTERN
EUROPE

Denmark       Banks            1,929,500   Danske Bank                                25,260,235        31,893,013      4.5

                                           Total Investments in Denmark               25,260,235        31,893,013      4.5


Finland       Paper & Forest     268,400   UPM-Kymmene Oyj                             9,666,650         8,618,764      1.2
              Products

                                           Total Investments in Finland                9,666,650         8,618,764      1.2


France        Chemicals           49,343   Air Liquide                                 6,573,901         6,508,814      0.9

              Oil & Gas          109,240   TotalFinaElf SA                            17,006,875        15,602,022      2.2

                                           Total Investments in France                23,580,776        22,110,836      3.1


Germany       Industrial         164,600   Siemens AG                                 10,965,873         6,995,615      1.0
              Conglomerates

              Insurance          225,800   ++Hannover Rueckversicherungs AG            4,841,618         5,698,756      0.8

              Multiline Retail   456,800   Metro AG                                   12,529,130        11,025,416      1.5

                                           Total Investments in Germany               28,336,621        23,719,787      3.3


Greece        Diversified      1,875,680   Hellenic Telecommunications
              Telecommunication            Organization SA(OTE)(ADR)*                 21,251,737        10,016,131      1.4
              Services

                                           Total Investments in Greece                21,251,737        10,016,131      1.4


Ireland       Banks            2,043,300   Allied Irish Banks PLC                     15,086,307        28,046,646      3.9

                                           Total Investments in Ireland               15,086,307        28,046,646      3.9




Merrill Lynch Global Value Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

WESTERN
EUROPE                          Shares                                                                           Percent of
(concluded)   Industry+++        Held                 Investments                      Cost            Value     Net Assets
Netherlands   Air Freight &      399,100   TNT Post Group NV                      $    8,092,434    $    6,470,700     0.9%
              Logistics

                                           Total Investments in the Netherlands        8,092,434         6,470,700      0.9


Spain         Gas Utilities      386,350   Gas Natural SDG, SA 'E'                     7,273,978         7,326,223      1.0

                                           Total Investments in Spain                  7,273,978         7,326,223      1.0


Sweden        Machinery          175,800   Sandvik AB                                  4,091,013         3,924,242      0.6

                                           Total Investments in Sweden                 4,091,013         3,924,242      0.6


Switzerland   Food Products       72,400   Nestle SA (Registered Shares)               7,699,004        15,341,867      2.2

                                           Total Investments in Switzerland            7,699,004        15,341,867      2.2


United        Banks            1,791,600   Lloyds TSB Group PLC                       19,382,247        12,863,964      1.8
Kingdom
              Gas Utilities    1,397,000   Centrica PLC                                4,003,526         3,845,842      0.6

              Insurance        3,867,336   Legal & General Group PLC                   6,105,279         5,976,983      0.8

              Oil & Gas        2,208,300   Shell Transport & Trading Company          17,215,294        14,540,531      2.0

                                           Total Investments in the United Kingdom    46,706,346        37,227,320      5.2

                                           Total Investments in Western Europe       197,045,101       194,695,529     27.3




SHORT-TERM                       Partnership
SECURITIES                         Interest              Issue


                              $3,942,904   Merrill Lynch Liquidity Series, LLC
                                           Cash Sweep Series I***                      3,942,904         3,942,904      0.6

                                           Total Investments in Short-Term
                                           Securities                                  3,942,904         3,942,904      0.6


              Total Investments                                                   $  830,668,758       714,626,884    100.2
                                                                                  ==============
              Unrealized Appreciation on Forward Foreign Exchange Contracts**                              714,737      0.1
              Liabilities in Excess of Other Assets                                                    (2,148,305)    (0.3)
                                                                                                    --------------   ------
              Net Assets                                                                            $  713,193,316   100.0%
                                                                                                    ==============   ======

++Non-income producing security.
+++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
*American Depositary Receipts (ADR).
**Forward foreign exchange contracts as of December 31, 2002 were as follows:

                                                                 Unrealized
Foreign Currency Sold                Settlement Date            Appreciation

YEN  7,700,000,000                      March 2003                $714,737
                                                                  --------
Total Unrealized Appreciation on Forward Foreign
Exchange Contracts (US$ Commitment--$65,738,361)                  $714,737
                                                                  ========


***Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


Affiliate                        Net Activity     Net Cost   Interest Income

Merrill Lynch Liquidity Series,
LLC Cash Sweep Series I           $3,942,904     $3,942,904      $9,317


See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES

                  As of December 31, 2002
Assets:           Investments, at value (including securities loaned of $173,884,576)
                  (identified cost--$830,668,758)                                                            $  714,626,884
                  Investments held as collateral for loaned securities, at value                                179,320,951
                  Unrealized appreciation on forward foreign exchange contracts                                     714,737
                  Cash                                                                                               16,706
                  Receivables:
                     Dividends                                                             $    3,290,300
                     Capital shares sold                                                          105,403
                     Loaned securities income                                                      24,068
                     Interest                                                                       3,259         3,423,030
                                                                                           --------------
                  Prepaid registration fees                                                                          52,283
                                                                                                             --------------
                  Total assets                                                                                  898,154,591
                                                                                                             --------------

Liabilities:      Collateral on securities loaned, at value                                                     179,320,951
                  Payables:
                     Capital shares redeemed                                                    4,387,791
                     Distributor                                                                  498,384
                     Investment adviser                                                           487,233         5,373,408
                                                                                           --------------
                  Accrued expenses                                                                                  266,916
                                                                                                             --------------
                  Total liabilities                                                                             184,961,275
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $  713,193,316
                                                                                                             ==============

Net Assets        Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:       shares authorized                                                                          $      557,738
                  Class B Shares of Common Stock, $.10 par value, 300,000,000
                  shares authorized                                                                               5,269,677
                  Class C Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                               1,161,861
                  Class D Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                               2,011,925
                  Paid-in capital in excess of par                                                            1,050,593,354
                  Accumulated investment loss--net                                         $  (2,681,398)
                  Accumulated realized capital losses on investments and foreign
                  currency transactions--net                                                (228,710,706)
                  Unrealized depreciation on investments and foreign currency
                  transactions--net                                                         (115,009,135)
                                                                                           --------------
                  Total accumulated losses--net                                                               (346,401,239)
                                                                                                             --------------
                  Net assets                                                                                 $  713,193,316
                                                                                                             ==============

Net Asset         Class A--Based on net assets of $44,762,641 and 5,577,376
Value:                     shares outstanding                                                                $         8.03
                                                                                                             ==============
                  Class B--Based on net assets of $415,901,457 and 52,696,773
                           shares outstanding                                                                $         7.89
                                                                                                             ==============
                  Class C--Based on net assets of $91,552,199 and 11,618,610
                           shares outstanding                                                                $         7.88
                                                                                                             ==============
                  Class D--Based on net assets of $160,977,019 and 20,119,249
                           shares outstanding                                                                $         8.00
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch Global Value Fund, Inc., December 31, 2002


STATEMENT OF OPERATIONS

                  For the Year Ended December 31, 2002
Investment        Dividends (net of $1,114,890 foreign withholding tax)                                      $   17,592,992
Income:           Interest                                                                                          687,323
                  Securities lending--net                                                                           646,717
                                                                                                             --------------
                  Total income                                                                                   18,927,032
                                                                                                             --------------

Expenses:         Investment advisory fees                                                 $    7,971,199
                  Account maintenance and distribution fees--Class B                            6,209,606
                  Account maintenance and distribution fees--Class C                            1,376,579
                  Transfer agent fees--Class B                                                  1,326,750
                  Account maintenance fees--Class D                                               563,420
                  Transfer agent fees--Class D                                                    415,063
                  Accounting services                                                             391,920
                  Professional fees                                                               348,093
                  Transfer agent fees--Class C                                                    300,295
                  Custodian fees                                                                  280,680
                  Transfer agent fees--Class A                                                    142,566
                  Registration fees                                                                84,040
                  Printing and shareholder reports                                                 71,063
                  Directors' fees and expenses                                                     51,197
                  Pricing fees                                                                     19,057
                  Other                                                                            52,422
                                                                                           --------------
                  Total expenses                                                                                 19,603,950
                                                                                                             --------------
                  Investment loss--net                                                                            (676,918)
                                                                                                             --------------

Realized &        Realized gain (loss) from:
Unrealized Gain      Investments--net                                                       (124,194,693)
(Loss) on            Foreign currency transactions--net                                        11,345,555     (112,849,138)
Investments &                                                                              --------------
Foreign Currency  Change in unrealized appreciation/depreciation on:
Transactions--       Investments--net                                                       (193,691,144)
Net:                 Foreign currency transactions--net                                      (20,706,627)     (214,397,771)
                                                                                           --------------    --------------
                  Total realized and unrealized loss on investments and foreign
                  currency transactions--net                                                                  (327,246,909)
                                                                                                             --------------
                  Net Decrease in Net Assets Resulting from Operations                                       $(327,923,827)
                                                                                                             ==============

See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Year Ended
                                                                                                    December 31,
                  Decrease in Net Assets:                                                        2002               2001
Operations:       Investment loss--net                                                     $    (676,918)    $  (5,331,584)
                  Realized loss on investments and foreign currency transactions--net       (112,849,138)      (49,075,834)
                  Change in unrealized appreciation/depreciation on investments and
                  foreign currency transactions--net                                        (214,397,771)     (260,629,203)
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from operations                      (327,923,827)     (315,036,621)
                                                                                           --------------    --------------

Dividends &       Investment income--net:
Distributions to     Class A                                                                  (1,760,930)                --
Shareholders:        Class B                                                                  (1,356,633)                --
                     Class C                                                                    (482,405)                --
                     Class D                                                                  (3,796,848)                --
                  Realized gain on investments--net:
                     Class A                                                                           --       (5,066,079)
                     Class B                                                                           --      (34,369,533)
                     Class C                                                                           --       (7,088,169)
                     Class D                                                                           --       (9,606,054)
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from dividends and
                  distributions to shareholders                                               (7,396,816)      (56,129,835)
                                                                                           --------------    --------------

Capital Share     Net decrease in net assets derived from capital share transactions        (474,850,600)     (416,139,782)
Transactions:                                                                              --------------    --------------

Net Assets:       Total decrease in net assets                                              (810,171,243)     (787,306,238)
                  Beginning of year                                                         1,523,364,559     2,310,670,797
                                                                                           --------------    --------------
                  End of year*                                                             $  713,193,316    $1,523,364,559
                                                                                           ==============    ==============

                  *Accumulated investment loss--net                                        $  (2,681,398)    $ (14,390,881)
                                                                                           ==============    ==============

See Notes to Financial Statements.



Merrill Lynch Global Value Fund, Inc., December 31, 2002


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information                                                      Class A
provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year         $    10.87   $    12.98   $    14.72   $    13.67   $    12.01
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net++                          .07          .06          .06          .07          .18
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (2.73)       (1.82)          .02         1.32         3.00
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations               (2.66)       (1.76)          .08         1.39         3.18
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.18)           --           --        (.04)        (.14)
                     In excess of investment income--net             --           --        (.40)           --        (.20)
                     Realized gain on investments--net               --        (.35)       (1.42)        (.30)       (1.18)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.18)        (.35)       (1.82)        (.34)       (1.52)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $     8.03   $    10.87   $    12.98   $    14.72   $    13.67
                                                             ==========   ==========   ==========   ==========   ==========

Total             Based on net asset value per share           (24.87%)     (13.74%)         .69%       10.44%       27.10%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to         Expenses                                        1.05%         .95%         .91%         .91%         .90%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                           .75%         .51%         .42%         .51%        1.32%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of year (in thousands)     $   44,763   $  117,724   $  194,765   $  195,511   $  202,980
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             53.29%       37.06%       52.81%       70.93%       44.94%
                                                             ==========   ==========   ==========   ==========   ==========



The following per share data and ratios
have been derived from information                                                      Class B
provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year         $    10.64   $    12.84   $    14.50    $   13.61   $    11.97
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income (loss)--net++                 (.03)        (.06)        (.08)        (.07)          .06
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (2.70)       (1.79)          .02         1.30         2.96
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations               (2.73)       (1.85)        (.06)         1.23         3.02
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.02)           --           --        (.04)        (.08)
                     In excess of investment income--net             --           --        (.18)           --        (.12)
                     Realized gain on investments--net               --        (.35)       (1.42)        (.30)       (1.18)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.02)        (.35)       (1.60)        (.34)       (1.38)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $     7.89   $    10.64   $    12.84   $    14.50   $    13.61
                                                             ==========   ==========   ==========   ==========   ==========

Total             Based on net asset value per share           (25.72%)     (14.60%)       (.29%)        9.29%       25.76%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to         Expenses                                        2.09%        1.97%        1.92%        1.93%        1.92%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income (loss)--net                  (.31%)       (.50%)       (.59%)       (.51%)         .44%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of year (in thousands)     $  415,901   $  902,441   $1,437,628   $1,818,746   $1,988,580
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             53.29%       37.06%       52.81%       70.93%       44.94%
                                                             ==========   ==========   ==========   ==========   ==========



The following per share data and ratios
have been derived from information                                                      Class C
provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year         $    10.64   $    12.83   $    14.50   $    13.61   $    11.97
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income (loss)--net++                 (.03)        (.06)        (.08)        (.07)          .06
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (2.70)       (1.78)          .01         1.30         2.96
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations               (2.73)       (1.84)        (.07)         1.23         3.02
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.03)           --           --        (.04)        (.08)
                     In excess of investment income--net             --           --        (.18)           --        (.12)
                     Realized gain on investments--net               --        (.35)       (1.42)        (.30)       (1.18)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.03)        (.35)       (1.60)        (.34)       (1.38)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $     7.88   $    10.64   $    12.83   $    14.50   $    13.61
                                                             ==========   ==========   ==========   ==========   ==========

Total             Based on net asset value per share           (25.73%)     (14.53%)       (.33%)        9.29%       25.73%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to         Expenses                                        2.09%        1.97%        1.93%        1.94%        1.92%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income (loss)--net                  (.30%)       (.52%)       (.59%)       (.52%)         .43%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of year (in thousands)     $   91,552   $  201,621   $  280,018   $  324,169   $  363,134
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             53.29%       37.06%       52.81%       70.93%       44.94%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch Global Value Fund, Inc., December 31, 2002


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios
have been derived from information                                                      Class D
provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year         $    10.83   $    12.96   $    14.67   $    13.65   $    12.00
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net++                          .04          .03          .02          .03          .16
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (2.73)       (1.81)          .01         1.33         2.98
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations               (2.69)       (1.78)          .03         1.36         3.14
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.14)           --           --        (.04)        (.12)
                     In excess of investment income--net             --           --        (.32)           --        (.19)
                     Realized gain on investments--net               --        (.35)       (1.42)        (.30)       (1.18)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.14)        (.35)       (1.74)        (.34)       (1.49)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $     8.00   $    10.83   $    12.96   $    14.67   $    13.65
                                                             ==========   ==========   ==========   ==========   ==========

Total             Based on net asset value per share           (25.11%)     (13.92%)         .39%       10.23%       26.72%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to         Expenses                                        1.31%        1.20%        1.16%        1.16%        1.15%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                           .47%         .26%         .17%         .25%        1.19%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of year (in thousands)     $  160,977   $  301,579   $  398,260   $  418,499   $  427,113
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             53.29%       37.06%       52.81%       70.93%       44.94%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



Merrill Lynch Global Value Fund, Inc., December 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $11,345,555 have been reclassified between accumulated net realized capital losses and accumulated net investment loss and $8,437,662 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee in an amount to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount that MLIM actually receives.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account         Distribution
                         Maintenance Fee         Fee

Class B                        .25%             .75%
Class C                        .25%             .75%
Class D                        .25%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                              FAMD            MLPF&S

Class A                      $   16          $    319
Class D                      $2,006          $ 30,935


For the year ended December 31, 2002, MLPF&S received contingent deferred sales charges of $502,105 and $7,725 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $1,795 relating to transactions subject to front-end sales charge waivers in Class D Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of December 31, 2002, the Fund lent securities with a value of $47,189,395 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Advisors, LLC ("MLIA"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIA may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIA or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2002, cash collateral of $95,040,104 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $84,280,847 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended December 31, 2002, MLIA received $275,934 in securities lending agent fees.

In addition, MLPF&S received $283,843 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended December 31, 2002, the Fund reimbursed MLIM
$40,787 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $550,575,456 and $979,962,473, respectively.

Net realized gains (losses) for the year ended December 31, 2002 and net unrealized gains (losses) as of December 31, 2002 were as follows:


                                     Realized          Unrealized
                                  Gains (Losses)     Gains (Losses)

Investments:
  Long-term                      $ (124,194,693)    $ (116,041,874)
                                 ---------------    ---------------
Total investments                  (124,194,693)      (116,041,874)
                                 ---------------    ---------------
Currency transactions:
  Forward foreign exchange
    contracts                         12,252,309            714,737
  Foreign currency transactions        (906,754)            318,002
                                 ---------------    ---------------
Total currency transactions           11,345,555          1,032,739
                                 ---------------    ---------------
Total                            $ (112,849,138)    $ (115,009,135)
                                 ===============    ===============




Merrill Lynch Global Value Fund, Inc., December 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


As of December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $116,509,098, of which $46,862,740 related to appreciated securities and $163,371,838 related to depreciated securities. The aggregate cost of invest-ments at December 31, 2002 for Federal income tax purposes was $831,135,982.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $474,850,600 and $416,139,782 for the years ended December 31, 2002 and December 31, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                            1,419,256    $    13,900,594
Shares issued to shareholders
in reinvestment of dividends             110,247          1,153,188
                                 ---------------    ---------------
Total issued                           1,529,503         15,053,782
Shares redeemed                      (6,777,771)       (59,994,854)
                                 ---------------    ---------------
Net decrease                         (5,248,268)    $  (44,941,072)
                                 ===============    ===============



Class A Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                            3,438,860    $    42,243,416
Shares issued to shareholders
in reinvestment of distributions         238,599          2,746,276
                                 ---------------    ---------------
Total issued                           3,677,459         44,989,692
Shares redeemed                      (7,858,546)       (89,383,034)
                                 ---------------    ---------------
Net decrease                         (4,181,087)    $  (44,393,342)
                                 ===============    ===============



Class B Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                            1,814,920    $    16,622,711
Shares issued to shareholders
in reinvestment of dividends             108,622          1,125,325
                                 ---------------    ---------------
Total issued                           1,923,542         17,748,036
Automatic conversion of shares       (4,231,508)       (39,551,111)
Shares redeemed                     (29,803,354)      (271,171,723)
                                 ---------------    ---------------
Net decrease                        (32,111,320)    $ (292,974,798)
                                 ===============    ===============



Class B Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                            4,089,421    $    48,257,723
Shares issued to shareholders
in reinvestment of distributions       2,570,526         29,098,352
                                 ---------------    ---------------
Total issued                           6,659,947         77,356,075
Automatic conversion of shares       (5,559,589)       (62,773,029)
Shares redeemed                     (28,268,582)      (320,890,253)
                                 ---------------    ---------------
Net decrease                        (27,168,224)    $ (306,307,207)
                                 ===============    ===============



Class C Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                              596,028    $     5,529,404
Shares issued to shareholders
in reinvestment of dividends              39,604            409,504
                                 ---------------    ---------------
Total issued                             635,632          5,938,908
Shares redeemed                      (7,974,171)       (73,428,234)
                                 ---------------    ---------------
Net decrease                         (7,338,539)    $  (67,489,326)
                                 ===============    ===============



Class C Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                            1,762,644    $    20,769,830
Shares issued to shareholders
in reinvestment of distributions         541,548          6,124,905
                                 ---------------    ---------------
Total issued                           2,304,192         26,894,735
Shares redeemed                      (5,167,462)       (58,684,971)
                                 ---------------    ---------------
Net decrease                         (2,863,270)    $  (31,790,236)
                                 ===============    ===============



Class D Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                              878,818    $     8,055,666
Automatic conversion of shares         4,170,170         39,551,111
Shares issued to shareholders
in reinvestment of dividends             319,775          3,338,448
                                 ---------------    ---------------
Total issued                           5,368,763         50,945,225
Shares redeemed                     (13,088,809)      (120,390,629)
                                 ---------------    ---------------
Net decrease                         (7,720,046)    $  (69,445,404)
                                 ===============    ===============



Class D Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                            4,859,138     $   57,533,121
Automatic conversion of shares         5,479,505         62,773,029
Shares issued to shareholders
in reinvestment of distributions         743,270          8,532,736
                                 ---------------    ---------------
Total issued                          11,081,913        128,838,886
Shares redeemed                     (13,965,130)      (162,487,883)
                                 ---------------    ---------------
Net decrease                         (2,883,217)    $  (33,648,997)
                                 ===============    ===============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:


                                     12/31/2002        12/31/2001

Distributions paid from:
  Ordinary income                  $   7,396,816      $          --
  Net long-term capital gains                 --         56,129,835
                                   -------------      -------------
Total taxable distributions        $   7,396,816      $  56,129,835
                                   =============      =============


As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                  $            --
Undistributed long-term capital
gains--net                                                       --
                                                    ---------------
Total undistributed earnings--net                                --
Capital loss carryforward                            (220,063,370)*
Unrealized losses--net                              (126,337,869)**
                                                    ---------------
Total accumulated losses--net                       $ (346,401,239)
                                                    ===============


*On December 31, 2002, the Fund had a net capital loss carryforward of $220,063,370, of which $93,124,524 expires in 2009 and
$126,938,846 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the deferral of post-October currency and capital losses for tax purposes.




INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Global Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Value Fund, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Value Fund, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 11, 2003




Merrill Lynch Global Value Fund, Inc., December 31, 2002


OFFICERS AND DIRECTORS

                                                                                             Number of       Other
                                                                                           Portfolios in   Director-
                        Position(s)   Length                                                Fund Complex     ships
                            Held     of Time                                                Overseen by     Held by
Name, Address & Age      with Fund    Served  Principal Occupation(s) During Past 5 Years     Director      Director
Interested Director

Terry K. Glenn*         President    1999 to  Chairman, Americas Region since 2001 and       117 Funds     None
P.O. Box 9095           and          present  Executive Vice President since 1983 of            162
Princeton,              Director              Fund Asset Management ("FAM") and Merrill      Portfolios
NJ 08543-9095                                 Lynch Investment Managers, L.P. ("MLIM");
Age: 62                                       President of Merill Lynch Mutual Funds
                                              since 1999; President of FAM Distributors,
                                              Inc. ("FAMD") since 1986 and Director
                                              thereof since 1991; Executive Vice
                                              President and Director of Princeton Services,
                                              Inc. ("Princeton Services") since 1993;
                                              President of Princeton Administrators, L.P.
                                              since 1988; Director of Financial Data
                                              Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*

Ronald W. Forbes        Director     2000 to  Professor Emeritus of Finance, School of        45 Funds     None
P.O. Box 9095                        present  Business, State University of New York       54 Portfolios
Princeton,                                    at Albany since 2000; and Professor
NJ 08543-9095                                 thereof from 1989 to 2000.
Age: 62


Cynthia A. Montgomery   Director     2000 to  Professor, Harvard Business School since        45 Funds     Unum-
P.O. Box 9095                        present  1989.                                        54 Portfolios   Provident
Princeton,                                                                                                 Corpora-
NJ 08543-9095                                                                                              tion; Newell
Age: 50                                                                                                    Rubber-
                                                                                                           maid, Inc.


Charles C. Reilly       Director     1996 to  Self-employed financial consultant since        45 Funds     None
P.O. Box 9095                        present  1990.                                        54 Portfolios
Princeton,
NJ 08543-9095
Age: 71


Kevin A. Ryan           Director     2000 to  Founder and Director Emeritus of The Boston     45 Funds     None
P.O. Box 9095                        present  University Center for the Advancement of     54 Portfolios
Princeton,                                    Ethics and Character; Professor of
NJ 08543-9095                                 Education at Boston University from
Age: 70                                       1982 to 1999 and Professor Emeritus
                                              since 1999.


Roscoe S. Suddarth      Director     2000 to  President and Chief Executive Officer of        45 Funds     None
P.O. Box 9095                        present  the Middle East Institute from 1995 to       54 Portfolios
Princeton,                                    2001; Associate with Global Business
NJ 08543-9095                                 Access Ltd. from 1998 to 2002; Chairman
Age: 67                                       of the Board of Advisors of the Center
                                              for Arab Studies at Georgetown University
                                              and Secretary of the American Academy of
                                              Diplomacy.


Richard R. West         Director     1996 to  Dean Emeritus of New York University,           45 Funds     Bowne &
P.O. Box 9095                        present  Leonard N. Stern School of Business          54 Portfolios   Co., Inc.;
Princeton,                                    Administration since 1994.                                   Vornado
NJ 08543-9095                                                                                              Realty Trust;
Age: 64                                                                                                    Vornado
                                                                                                           Operating
                                                                                                           Company;
                                                                                                           Alexander's,
                                                                                                           Inc.


Edward D. Zinbarg       Director     1996 to  Retired.                                        45 Funds     None
P.O. Box 9095                        present                                               54 Portfolios
Princeton,
NJ 08543-9095
Age: 68


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                        Position(s)   Length
                            Held     of Time
Name, Address & Age      with Fund   Served*  Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke         Vice         1996 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
P.O. Box 9095           President    present  1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,              and          and      Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9095           Treasurer    1999 to
Age: 42                              present


Robert C. Doll, Jr.     Senior       1999 to  President and Global Chief Investment Officer of MLIM and member of
P.O. Box 9095           Vice         present  the Executive Management Committee of ML & Co., Inc. since 2001; Chief
Princeton,              President             Investment Officer, Senior Vice President and Co-Head of MLIM Americas
NJ 08543-9095                                 from 1999 to 2001; Chief Investment Officer of Oppenheimer Funds, Inc.
Age: 49                                       from 1987 to 1999 and Executive Vice President from 1991 to 1999.


Walid Kassem            Vice         2002 to  Managing Director of MLIM since 2000; Vice President of MLIM from
P.O. Box 9095           President    present  1996 to 2000.
Princeton,              and
NJ 08543-9095           Portfolio
Age: 53                 Manager


William S. Patzer       Vice         2002 to  Managing Director of MLIM since 2000; Vice President of MLIM from
P.O. Box 9095           President    present  1996 to 2000.
Princeton,              and
NJ 08543-9095           Portfolio
Age: 41                 Manager


Susan B. Baker          Secretary    2002 to  Director (Legal Advisory) of MLIM since 1999 and Vice President from 1993
P.O. Box 9095                        present  to 1999; Attorney associated with MLIM since 1987.
Princeton,
NJ 08543-9095
Age: 45

*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


</ITEM 1>